UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
October 25, 2010

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 is the Registrant’s press release reflecting earnings information for the quarter ended September 30, 2010.
     The press release contains information regarding EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. The press release also contains a reconciliation of EBITDA to the Registrant’s reported earnings before income taxes. Management of the Registrant believes that presentation of EBITDA is useful to investors, as among other things, this information impacts certain financial covenants under the Registrant’s senior credit facilities. While management believes this non-GAAP financial measure is useful in evaluating the Registrant, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, the non-GAAP financial measure may differ from similar measures presented by other companies.
     Pursuant to General Instruction B.2. of Form 8-K, all of the information contained in Item 2.02 of this Form 8-K and the accompanying exhibit shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.
     On October 25, 2010, the Registrant announced that its board of directors declared a cash dividend in the amount of $0.06 per share payable on November 23, 2010, to common stockholders of record as of the close of business on November 5, 2010.
     Also on October 25, 2010, the Registrant announced that in connection with its analysis of available growth initiatives, it is exploring strategic alternatives with respect to its financial services business, which may or may not include a sale or divesture of such business. The Registrant does not intend to disclose developments with respect to the strategic alternatives for its financial services business unless and until a final decision is made and further disclosure is required. The Registrant does not anticipate these strategic alternatives to result in a transaction that will have a material adverse impact on its financial condition or results of operations.
     The press release containing these announcements is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d)     Exhibits
     Exhibit 99.1     Press Release, dated October 25, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: October 25, 2010	By:	/s/ Robert D. Davis
Robert D. Davis
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 25, 2010